IN THE CIRCUIT COURT OF THE 17TH
JUDICIAL CIRCUIT IN AND FOR
BROWARD COUNTY, FLORIDA

CASE NO. CACE – 20 –12805 (13)

PRISA II DAVIE SC, LLC, a Delaware limited liability company,

Plaintiff,

v.

SOARING WINGS DAVIE ,LLC, a Florida limited liability company and SOARING WINGS, LLC, , a Florida limited liability company, and ARC WINGHOUSE LLC, a Florida limited liability company

Defendants.

_______________________________________/

STIPULATION FOR SETTLEMENT

Plaintiff, PRISA II DAVIE SC, LLC, ("PRISA) and Defendant, ARC WINGHOUSE LLC ("ARC) being desirous of amicably resolving their differences, do hereby stipulate and agree as follows:

RECITALS

A. On May 6, 2016, PRISA entered into a Lease Agreement ("the Lease") with SOARING WINGS LLC which provides for the rental of Outparcel 2 within the Davie Shopping Center owned by the Plaintiff, having a street address of 4599 S. University Drive, Davie, Florida 33328 ("the Leased Premises").

B. On October 28, 2016 SOARING WINGS LLC assigned the Lease to SOARING WINGS DAVIE, LLC.

C. On October 11, 2019, SOARING WINGS DAVIE, LLC. assigned the Lease to ARC which assumed all lease obligations of the designated Tenant.

D. The Lease is presently in default as a result of the failure to pay rent and other charges due thereunder. ARC has vacated the leased premises.

NOW THEREFORE in consideration of the mutual promises and covenants contained herein, the receipt and sufficiency of which is hereby acknowledged, PRISA and ARC hereby agree as follows:

1. **Termination**: The parties agree that the Lease shall be deemed to be terminated effective on the date of execution of this Stipulation for Settlement.

2. **Consideration:** In consideration of PRISA's agreement to prematurely terminate the Lease and forego the pursuit of any further claims against ARC with respect to its obligations under the Lease, ARC shall pay to PRISA the sum of Five Hundred Twenty-five Thousand –($525,000.00) Dollars payable as follows:

(a) ARC shall pay to PRISA the sum of Two Hundred Fifty Thousand ($250,000.00) Dollars upon execution of this Agreement.

(b) The remaining balance of Two Hundred Seventy-five Thousand ($275,000.00) Dollars shall be paid by ARC to PRISA in twelve (12) equal monthly instalments of Twenty-two Thousand, Nine Hundred Sixteen—67/100 dollars ($22,916.67) commencing January 15, 2021, and continuing to be due and payable on the 15th day of each month thereafter.

(c) All payments required hereunder shall be made by wire transfer or cashier's check.

3. **Security Deposit:** The security deposit previously posted by the Tenant, pursuant to the Lease has been applied by PRISA to past due rent arrearages, and ARC relinquishes any rights or claims relating thereto.

4. **Personal Property:** All furniture, fixtures and equipment (FF&E) presently existing within the Leased Premises shall be transferred and conveyed by ARC to PRISA free and clear of liens and encumbrances, pursuant to a duly executed Bill of Sale. A Schedule of all FF&E is attached hereto as Exhibit "A".

5. **Default:** Upon timely compliance with the aforesaid payment schedule, PRISA shall dismiss this action with prejudice as to ARC, SOARING WINGS DAVIE, LLC, a Florida limited liability company and SOARING WINGS, LLC, a Florida limited liability company, each party to bear their own costs and attorneys fees. However, should ARC breach any of the terms and conditions of this Stipulation for Settlement, then in such event, upon presentation of an Affidavit of Default setting forth the nature of ARC's default, with notice to ARC and its codefendants, PRISA shall be entitled to entry of a Final Judgment against ARC for compensatory damages in the amount of Five Hundred Twenty-five Thousand Dollars ($525,000.00) plus prejudgment interest, costs and reasonable attorney's fees, less any payments made pursuant to this Stipulation. Pending ARC's compliance with the terms and conditions of this Stipulation, PRISA agrees to forebear from prosecuting any claims in this action against the Defendants, including SOARINGS WINGS, LLC. and SOARING WINGS DAVIE, LLC. Nothing in this Stipulation shall be construed as a waiver of any claim by the Plaintiff against SOARINGS WINGS, LLC and SOARING WINGS DAVIE, LLC in the event of a default by ARC; provided, however, that in such event, the amount of any claims brought by Plaintiff against SOARING WINGS, LLC AND SOARING WINGS DAVIE, LLC shall be reduced by the amount of any payments made by ARC pursuant to this Stipulation.

6. **Entire Agreement:** All prior negotiations and representations have been incorporated within this Stipulation. No course of prior dealings between the parties, their agents or attorneys shall be admissible to supplement, explain or vary any of the terms of such document. No subsequent alteration, amendment, change, or addition to this Stipulation shall be binding upon PRISA or ARC, unless reduced to writing and signed by them. No course of conduct shall constitute an amendment or modification.

7. **Mutual Release:** Except for the obligations set forth in this Stipulation and any remedies available hereunder, PRISA and ARC do hereby release and discharge each other, their respective agents, affiliates and employees from any and all damages, claims, debts or liabilities of any kind arising out of or relating to the Lease, the Leased Premises, or any claims raised or which could have been raised in the instant litigation.

8. **Execution:** This Stipulation may be executed in multiple counterparts, each of which shall be deemed an original, and all of which together shall be deemed one and the same instrument. Signatures delivered by facsimile or electronically shall be as effective as original signatures.

9. **Retention of Jurisdiction:** PRISA and ARC acknowledge that the Court shall retain jurisdiction to enforce the terms and conditions of this Stipulation for Settlement if necessary.

DATED this 27 date of ~~December, 2020~~. Jan. 2021

JEFFREY A. SARROW, P.A.
Attorney for Plaintiff, PRISA II DAVIE SC, LLC
10055 Yamato Road, Suite 105
Boca Raton, FL 33498
Telephone: 561-437-3188
Primary Email: jsarrowpa@aol.com
Secondary Email: sandiesmith@aol.com

____
Jeffrey A. Sarrow, Esq.
Florida Bar No. 149005

PRISA II DAVIE SC, LLC
A Delaware limited liability company
By: SEC Commercial Realty Group, Inc.
a Florida corporation, Its Authorized Agent
for **PRISA II DAVIE SC, LLC**

DocuSigned by:
By: Marc Bougher
MARC A. BOUGHER, President

ARC WINGHOUSE LLC
11701 S. Belcher Road
Suite 110
Largo, Florida 33773
E-mail yannik@arcgrpinc.com

By____________________________
Its Manager

BILL OF SALE

KNOW ALL MEN BY THESE PRESENTS, ARC WINGHOUSE LLC. ("Seller") for and in consideration of the sum of Ten---($10.00)----Dollars lawful money of the United States, to it paid by PRISA II DAVIE SC, LLC ("Purchaser") the receipt whereof is hereby acknowledged by these presents, do hereby grant, bargain, sell transfer and deliver unto the Purchaser the following :

See Attached Schedule "A"

IN WITNESS WHEREOF the parties hereto have hereunto set their hands and seals this 22 day of December, 2020.

Signed, sealed and delivered
in the presence of us:

ARC WINGHOUSE LLC

by: ______________________
Manager

STATE OF FLORIDA }
} **SS:**
COUNTY OF }

The foregoing instrument was acknowledged before me under penalty of perjury this 22 day of December 2020 by Seenu Kasturi as Manager for ARC WINGHOUSE, LLC who is personally known to me or who provided ____________ as identification and who did take an oath.

NOTARY PUBLIC

#151040

C:\Users\jasarrow\Dropbox\~Forms\billsale.wpd

Certificate Of Completion

Envelope Id: 5D321E17846B49FCB879CD3055503867
Status: Completed

Subject: Please DocuSign: WH Daviie.pdf

Source Envelope:

Document Pages: 6
Signatures: 1
Certificate Pages: 4
Initials: 0
AutoNav: Enabled
EnvelopeId Stamping: Enabled
Time Zone: (UTC-08:00) Pacific Time (US & Canada)

Envelope Originator:
Terri Stolzenberg
7284 W. Palmetto Park Road
Suite 210-S
Boca Raton, FL 33433
terris@secenters.com
IP Address: 75.149.189.121

Record Tracking

Status	Holder	Location
Status: Original 1/27/2021 8:44:33 AM	Holder: Terri Stolzenberg terris@secenters.com	Location: DocuSign

Signer Events	Signature	Timestamp
Marc Boucher marc.boucher@secenters.com CEO Security Level: Email, Account Authentication (None)	DocuSigned by: Marc Boucher 9A287AB89B084C9... Signature Adoption: Pre-selected Style Using IP Address: 73.205.235.168 Signed using mobile	Sent: 1/27/2021 8:46:16 AM Viewed: 1/27/2021 8:49:40 AM Signed: 1/27/2021 8:50:05 AM

Electronic Record and Signature Disclosure:
Accepted: 1/27/2021 8:49:40 AM
ID: c4cb9baa-2f1c-4f8f-92be-21538f356274

In Person Signer Events	Signature	Timestamp

Editor Delivery Events	Status	Timestamp

Agent Delivery Events	Status	Timestamp

Intermediary Delivery Events	Status	Timestamp

Certified Delivery Events	Status	Timestamp

Carbon Copy Events	Status	Timestamp

Witness Events	Signature	Timestamp

Notary Events	Signature	Timestamp

Envelope Summary Events	Status	Timestamps
Envelope Sent	Hashed/Encrypted	1/27/2021 8:46:16 AM
Certified Delivered	Security Checked	1/27/2021 8:49:40 AM
Signing Complete	Security Checked	1/27/2021 8:50:05 AM
Completed	Security Checked	1/27/2021 8:50:05 AM

Payment Events	Status	Timestamps

Electronic Record and Signature Disclosure

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